UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549


                            ________________________


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of report (Date of earliest event reported): August 13, 2003



                             SILGAN HOLDINGS INC.
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              (Exact Name of Registrant as Specified in Charter)


           Delaware                    000-22117               06-1269834
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 (State or Other Jurisdiction         (Commission            (IRS Employer
       of Incorporation)              File Number)         Identification No.)


4 Landmark Square, Stamford, Connecticut                               06901
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(Address of Principal Executive Offices)                             (Zip Code)


Registrant's telephone number, including area code: (203) 975-7110


                                      N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.


(c) Exhibits

Exhibit No.                                Description
-----------                                -----------

99.1 Press Release dated August 13, 2003 regarding a plant closing and related revision to third quarter and full year 2003 earnings estimates for related rationalization charges.




Item 9.  Regulation FD Disclosure.


On August 13, 2003, the registrant issued a press release regarding a plant closing and related revision to its third quarter and full year 2003 earnings estimates for related rationalization charges. A copy of this press release is furnished pursuant to Item 9 and attached hereto as Exhibit 99.1.





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




                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      SILGAN HOLDINGS INC.


                                      By: /s/ Anthony J. Allott
                                          --------------------------------------
                                          Anthony J. Allott
                                          Executive Vice President and Chief
                                           Financial Officer

Date:  August 14, 2003












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




                                INDEX TO EXHIBITS



    Exhibit No.                           Description
    -----------                           -----------

     99.1 Press Release dated August 13, 2003 regarding a plant closing and related revision to third quarter and full year 2003 earnings estimates for related rationalization charges.












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